EXHIBIT 99.1

PROTECTION ONE ALARM MONITORING, INC. AND
INTEGRATED ALARM SERVICES GROUP, INC. COMMENCE EXCHANGE OFFER AND CONSENT SOLICITATION FOR INTEGRATED ALARM SERVICES GROUP’S 12% SENIOR SECURED NOTES DUE 2011

LAWRENCE, Kan. and ALBANY, N.Y. - Feb. 22, 2007 - Protection One Alarm Monitoring, Inc. (“Alarm Monitoring”), a wholly owned subsidiary of Protection One, Inc. (OTC Bulletin Board: PONN), and Integrated Alarm Services Group, Inc. (Nasdaq: IASG) today commenced an exchange offer and consent solicitation relating to IASG’s $125,000,000 principal amount of 12% Senior Secured Notes due 2011 (the “IASG Notes”). The completion of the exchange offer and consent solicitation is conditioned upon, among other things, the closing of the merger between Protection One and IASG, which was announced on December 20, 2006.

Holders who tender their IASG Notes prior to the expiration of the exchange offer will receive a like amount of 12% Senior Secured Notes issued by Alarm Monitoring (the “Alarm Monitoring Notes”). The Alarm Monitoring Notes will initially bear interest at the rate of 13% per annum, payable semi-annually on May 15 and November 15 of each year, commencing May 15, 2007. Following the completion of a registered exchange offer filed with the Securities and Exchange Commission, the interest rate on the Alarm Monitoring Notes will step down to 12% per annum. Interest on the Alarm Monitoring Notes will accrue from November 15, 2006, the last interest payment date for the IASG Notes.

In conjunction with the exchange offer, IASG is soliciting consents for amendments to the indenture governing the IASG Notes to eliminate or amend substantially all of the indenture’s restrictive covenants. IASG is also soliciting waivers with respect to any existing default under the IASG Notes. Holders who tender their IASG Notes for exchange will be required to consent to the proposed amendments and waivers, and holders of IASG Notes may not consent to the proposed amendments and waivers without also tendering their IASG Notes.

It is a condition to the consummation of the exchange offer that holders of at least 85% of the aggregate principal amount of IASG Notes deliver consents and validly tender their IASG Notes for exchange and do not withdraw such IASG Notes. Pursuant to a Lock Up and Consent Agreement among Alarm Monitoring, IASG and holders of approximately 85% of the aggregate principal amount of IASG Notes (the “Consenting Noteholders”), such holders have agreed to tender their IASG Notes and consent to the amendments and waivers. Therefore, subject to the satisfaction of certain conditions, Alarm Monitoring and IASG expect to receive the requisite consents and tendered IASG Notes.

The consent solicitation will expire at 5:00 p.m., EST, on March 9, 2007 (the “Consent Date”), unless extended by IASG. The exchange offer will expire at 8:00 a.m., EDT, on April 2, 2007 (the “Expiration Date”), unless extended by Alarm Monitoring. Consents delivered prior to the Consent Date may be revoked until the Consent Date. IASG Notes tendered prior to the Expiration Date, except for those tendered by the Consenting Noteholders, may be withdrawn until the Expiration Date.

The exchange offer and consent solicitation are being made pursuant to an Offering Memorandum and Consent Solicitation Statement dated February 22, 2007 and related Letter of Transmittal and Consent and Waiver, which more fully set forth the terms of the exchange offer and consent solicitation.

Additional information concerning the terms of the exchange offer and consent solicitation may be obtained from Bear, Stearns & Co. Inc., which is serving as financial advisor for the exchange offer and consent solicitation, at (877) 696-BEAR. Copies of the Offering Memorandum for Exchange Offer and Consent Solicitation Statement and related documents may be obtained from D. F. King & Co., Inc., the information agent, at (888) 644-6071. Kirkland & Ellis LLP and Simpson Thacher & Bartlett LLP are serving as legal counsel to Alarm Monitoring. Mayer, Brown, Rowe, & Maw LLP is serving as legal counsel to IASG.

This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to the IASG Notes or Alarm Monitoring Notes. The exchange offer and consent solicitation are made solely by the Offering Memorandum for Exchange Offer and Consent Solicitation Statement pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Alarm Monitoring is offering to exchange only those IASG Notes held by “accredited investors,” as such term is defined under Rule 501(a) of Regulation D promulgated under the Securities Act. The Alarm Monitoring Notes have not been registered under the Securities Act. Unless and until so registered, the Alarm Monitoring Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

About Protection One
Protection One, Inc. is one of the largest providers of security monitoring services in the United States. Including its Network Multifamily subsidiary, a leading security provider to the multifamily housing market, Protection One provides monitoring and related security services to approximately one million residential and commercial customers. For more information about Protection One, visit www.ProtectionOne.com.

About IASG
Integrated Alarm Services Group provides total integrated solutions to independent security alarm dealers located throughout the United States to assist them in serving the residential and commercial security alarm market. IASG’s services include alarm contract financing, including the purchase of dealer alarm contracts for its own portfolio and providing loans to dealers collateralized by alarm contracts. IASG, with 5,000 independent dealer relationships, is also the largest wholesale provider of alarm contract monitoring and servicing. For more information about IASG, please visit its Web site at www.iasg.us.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking information regarding Protection One and IASG and the combined company after the completion of the transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified as such because the context of the statement includes words such as “believe,” “expect,” “anticipate,” “will,” “should” or other words of similar import. These statements also include, but are not limited to, the companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Protection One and IASG and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of IASG’s stockholders to approve the transaction; the risk that the businesses of Protection One and IASG will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction, making it more difficult to maintain relationships with customers, management, employees or suppliers; costs and availability of alarm equipment; competition and its effect on pricing, spending, third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty.

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Additional risks and factors are identified in Protection One’s and IASG’s filings with the Securities and Exchange Commission (“SEC”), including Protection One’s Annual Report on Form 10-K and Form 10K/A for the year ended December 31, 2005 and IASG’s report on Form 10-K for the fiscal year ended December 31, 2005, which are available on Protection One’s Web site (http://www.ProtectionOne.com) and IASG’s Web site (http://www.iasg.us), respectively. Protection One and IASG undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this press release.

Additional Information about the Merger
A Registration Statement on Form S-4, containing a proxy statement/prospectus relating to the proposed merger of Protection One and IASG, was declared effective by the Securities and Exchange Commission on February 13, 2007. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors are able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Protection One and IASG, without charge, at the SEC’s Web site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, without charge, by (1) directing a written request to Protection One, Inc., Attention: Corporate Secretary, 1035 N 3rd Street, Suite 101, Lawrence, KS 66044, or calling (785) 856-9368, or (2) directing a written request to Integrated Alarm Services Group, Inc., Attention: Brian Shea, 99 Pine Street, Albany, NY 12207, or calling (518) 426-1515.

Protection One, IASG and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from IASG stockholders in respect of the proposed transaction. Information regarding Protection One’s directors and executive officers is available in Protection One’s information statement for its 2006 annual meeting of stockholders, as filed with the SEC on April 28, 2006, and in the proxy statement/prospectus referred to above. Information regarding IASG’s directors and executive officers is available in IASG’s proxy statement for its 2006 annual meeting of stockholders, as filed with the SEC on August 3, 2006.

FOR FURTHER INFORMATION:

Protection One, Inc.
Media:
Robin J. Lampe
785-856-9350
Investors:
Darius G. Nevin
785-856-9368

Integrated Alarm Services Group, Inc.
Investors & Media:
Joseph L. Reinhart
518-426-1515

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